Exhibit 99.2

This Statement on Form 3 is filed by Apollo Investment Fund V, L.P., Apollo Overseas Partners V, L.P., Apollo Netherlands Partners V (A), L.P., Apollo Netherlands Partners V (B), L.P., Apollo German Partners V GmbH & Co. KG, Apollo Management V, L.P., AIF V Management, LLC, Apollo Management, L.P., Apollo Management GP, LLC, Apollo Management Holdings, L.P., Apollo Management Holdings GP, LLC, Apollo Verwaltungs V GmbH, Apollo Advisors V, L.P., Apollo Capital Management V, Inc., Apollo Principal Holdings I, L.P. and Apollo Principal Holdings I GP, LLC. The principal business address of each of the Reporting Persons is c/o Apollo Management V, L.P., 9 West 57th Street, New York, NY 10019.

Name of Designated Filer: Apollo Management V, L.P. Date of Event Requiring Statement: April 9, 2010 Issuer Name and Ticker or Trading Symbol: Metals USA Holdings Corp. (MUSA)

APOLLO INVESTMENT FUND V, L.P.

By: Apollo Advisors V, L.P. Its General Partner

By: Apollo Capital Management V, Inc. Its General Partner

By: /s/ Laurie D. Medley Laurie D. Medley Vice President

APOLLO OVERSEAS PARTNERS V, L.P.

By: Apollo Advisors V, L.P. Its Managing General Partner

By: Apollo Capital Management V, Inc. Its General Partner

By: /s/ Laurie D. Medley Laurie D. Medley Vice President

APOLLO NETHERLANDS PARTNERS V (A), L.P.

By: Apollo Advisors V, L.P. Its General Partner By: Apollo Capital Management V, Inc.

Its General Partner

By: /s/ Laurie D. Medley Laurie D. Medley Vice President APOLLO NETHERLANDS PARTNERS V (B), L.P.

By: Apollo Advisors V, L.P. Its General Partner

By: Apollo Capital Management V, Inc. Its General Partner

By: /s/ Laurie D. Medley Laurie D. Medley Vice President

APOLLO GERMAN PARTNERS V GMBH & CO. KG

By: Apollo Advisors V, L.P. Its Managing Limited Partner

By: Apollo Capital Management V, Inc. Its General Partner

By: /s/ Laurie D. Medley Laurie D. Medley Vice President

APOLLO MANAGEMENT V, L.P.

By: AIF V Management, LLC Its General Partner

By: Apollo Management, L.P. Its sole Member/Manager

By: Apollo Management GP, LLC Its General Partner

By: /s/ Laurie D. Medley Laurie D. Medley Vice President

AIF V MANAGEMENT, LLC.

By: Apollo Management, L.P. Its sole Member/Manager

By: Apollo Management GP, LLC Its General Partner

By: /s/ Laurie D. Medley Laurie D. Medley Vice President APOLLO MANAGEMENT, L.P.

By: Apollo Management GP, LLC Its General Partner

By: /s/ Laurie D. Medley Laurie D. Medley Vice President

APOLLO MANAGEMENT GP, LLC

By: /s/ Laurie D. Medley Laurie D. Medley Vice President

APOLLO MANAGEMENT HOLDINGS, L.P.

By: Apollo Management Holdings GP, LLC Its General Partner

By: /s/ Laurie D. Medley Laurie D. Medley Vice President

APOLLO MANAGEMENT HOLDINGS GP, LLC

By: /s/ Laurie D. Medley Laurie D. Medley Vice President

APOLLO VERWALTUNGS V GMBH

By: Apollo Management V, L.P. Its Sole Shareholder

By: AIF V Management, LLC Its General Partner

By: Apollo Management, L.P. Its sole Member/Manager

By: Apollo Management GP, LLC Its General Partner

By: /s/ Laurie D. Medley Laurie D. Medley Vice President APOLLO ADVISORS V, L.P.

By: Apollo Capital Management V, Inc. Its General Partner

By: /s/ Laurie D. Medley Laurie D. Medley Vice President

APOLLO CAPITAL MANAGEMENT V, INC.

By: /s/ Laurie D. Medley Laurie D. Medley Vice President

APOLLO PRINCIPAL HOLDINGS I, L.P.

By: Apollo Principal Holdings I GP, LLC Its General Partner

By: /s/ Laurie D. Medley Laurie D. Medley Vice President

APOLLO PRINCIPAL HOLDINGS I GP, LLC

By: /s/ Laurie D. Medley Laurie D. Medley Vice President